SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                          TAPISTRON INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.

         (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         (5) Total fee paid:
         -----------------------------------------------------------------------
[   ]    Fee paid previously with preliminary materials.

[   ]    Check box in any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         -----------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         (3) Filing Party:
         -----------------------------------------------------------------------
         (4) Date Filed:
         -----------------------------------------------------------------------

                          TAPISTRON INTERNATIONAL, INC.
                              6203 Alabama Highway
                                  P.O. Box 1067
                             Ringgold, Georgia 30736
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 JANUARY 7, 1999
--------------------------------------------------------------------------------
To the Shareholders of Tapistron International, Inc:

         You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Tapistron International, Inc. (the "Company"), which will be held on January 7, 1999, at 1:00 p.m., local time, at the Northwest Georgia Trade and Convention Center in Dalton, Georgia 30722, for the following purposes:

1. To elect two (2) Class II directors to serve a three-year term or until their successors have been duly elected and qualified.

2. To ratify the selection of Dudley, Hopton-Jones, Sims & Freeman PLLP as the Company's independent auditors for the 1999 fiscal year.

3. To approve directors' fees of $100.00 per each director for each board meeting attended to defray personal expenses.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Detailed information relating to the Company's activities and operating performance during the fiscal year ended July 31, 1998, is contained in the Annual Report on Form 10-K of the Company, which is being mailed to you with this Proxy Statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 1998 Annual Report, please notify Floyd S. Koegler, Jr., Chief Financial Officer, Tapistron International, Inc., 6203 Alabama Highway, P.O. Box 1067, Ringgold, Georgia 30736-1067, (706) 965-9300.

The close of business on November 18, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the 1998 Annual Shareholders' Meeting. The stock transfer books of the Company will not be closed.

                                             By Order of the Board of Directors

                                             /s/ Reg Burnett
                                             ----------------------------------
                                             Chairman of the Board
December 7, 1998

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE STAMPED ENVELOPE PROVIDED. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                          TAPISTRON INTERNATIONAL, INC.
                              6203 Alabama Highway
                                  P.O. Box 1067
                             Ringgold, Georgia 30736

                                 PROXY STATEMENT
                                       For
                         Annual Meeting of Shareholders
                           To Be Held January 7, 1999

         This statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "1998 Annual Meeting") of the Company to be on January 7, 1999, at 1:00 p.m., local time, at the Northwest Georgia Trade & Convention Center, Dalton, Georgia 30722, and at any adjournment or adjournments thereof.

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses in such connection.

         It is expected that this Proxy Statement and the accompanying form of proxy will first be sent to shareholders on or about December 7, 1998.

         At the 1998 Annual Meeting, the shareholders will vote to elect two (2) Class II directors, ratify the Board of Directors selection of the Company's independent auditors for the fiscal year 1999, and approve directors' fees. The affirmative vote of a plurality of the shares present or represented at the meeting, if a quorum exists, is required to elect the directors and to ratify the Board of Directors' selection of the Company's independent auditors for the fiscal year 1999. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the 1998 Annual Meeting is necessary to constitute a quorum.

         Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders' directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors and FOR the ratification of the authority of the Board of Directors selection of the Company's independent auditors for the fiscal year 1999 and FOR the approval of directors' fees.

         The Board of Directors knows of no other business to be presented at the 1998 Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy will use his discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at 6203 Alabama Highway, P.O. Box 1067, Ringgold, Georgia 30736-1067, Attention: Floyd S. Koegler, Jr., CFO. The proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of the proxy will not affect the right of a shareholder to attend the 1998 Annual Meeting and vote in person.

                          Outstanding Voting Securities

         Only shareholders of record on November 18, 1998 are entitled to notice of and to vote at the 1998 Annual Meeting. On that date there were 34,785,611 shares of common stock issued and outstanding. The holder of each share of common stock is entitled to one vote on all matters submitted before the 1998 Annual Meeting or any adjournments of the 1998 Annual Meeting.

                 Security Ownership of Certain Beneficial Owners

As of November 18, 1998, the Company's records indicated that the following number of shares were beneficially owned by (i) each person known by the Company to beneficially own more than 5% of the Company's shares; (ii) directors and person nominated to become directors of the Company and executive officers; and
(iii) directors and executive officers of the Company as a group.

                           Name and Address                          Shares               Percentage
                           Of Beneficial Owner (a)            Beneficially Owned          Ownership
                           -----------------------            ------------------          ---------
(i)  Tristram Colket (b)..........................                 3,333,333                 9.6%

(ii) J. Darwin Poe (c)............................                 1,681,439                 4.8%
     Gary L. Coulter (d)..........................                 1,577,887                 4.5%
     Reg Burnett..................................                 1,333,500                 3.8%
     Kim Amos (e).................................                    17.586                 0.1%
     Floyd S. Koegler, Jr.........................                        -0-                 -0-
     Rodney C. Hardeman, Jr.......................                        -0-                 -0-
     Henry B. Christopher.........................                        -0-                 -0-
     Jack F. Godfrey..............................                        -0-                 -0-
     All Directors and Executive Officers as a
(iii) Group (eight persons)
     (c) (d) (e)*.................................                 4,610,412                13.2%

-------------------

(a) Addresses are shown only for the beneficial owners of at least five- percent of the class of security shown.

(b) The address of the stockholder is 500 Chester Field Parkway, #170, Melvern, Pennsylvania 19508.

(c) J. Darwin Poe - Holding 500,000 shares as trustee for the benefit of certain Tapistron employees.

(d) Gary L. Coulter - Holding 500,000 shares as trustee for the benefit of certain Tapistron employees.

(e) Mr. Amos directly owns 3,286 shares and his spouse owns 14,300.

                                   Proposal 1.

                              Election of Directors

         The Board of Directors is divided into three classes, each class to be elected for three-year terms. The Board of Directors has nominated two persons to serve as Class II directors to serve until the 2001 Annual Meeting or until their successors are duly elected and qualified. It is intended that the accompanying proxy will be voted for the election, as directors, of the two persons named below, unless the proxy contains contrary instructions. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors; provided, however, that the proxies may not be voted for more than four nominees to the Board of Directors at the 1998 Annual Meeting. The election of a director requires the affirmative vote of a plurality of shares present or represented at the meeting.

         The following sets for the names and ages of the two nominees for election of the Board of Directors, their respective principal occupations or employment during the past five years and the period during which each has served as a director of the company:

                                                        Position(s) with the               Director
Name                             Age                          Company                       Since
----------------------------------------------------------------------------------------------------
CLASS II:  NOMINEES FOR 3-YEAR TERMS EXPIRING AT 2001 ANNUAL MEETING:

Henry B. Christopher              63                         Director                       1998

Jack F. Godfrey                   58                         Director                       New

         Henry Christopher has served as a Director since his retirement from the Company in July 1998. He has been associated with the Company for the past four years, most recently as Vice President of Operations. Prior to joining the Company, he managed his own company, Oxford Textile Mills, Inc. and was a pioneer in the development of fabricated area rugs. He is a native of Dalton, Georgia and has spent his entire career in the tufted carpet industry. Mr. Christopher is a graduate of Georgia Tech with a degree in Textiles.

         Jack F. Godfrey is currently the President of Wayn-Tex, Inc. in Waynesboro, Virginia and with offices in Dalton, Georgia. Prior to joining Wayn-Tex, Mr. Godfrey worked for Amoco Fabrics and Floor Covering division from 1969 until retiring in 1997 as Vice President and General Manager, responsible for both the manufacturing and marketing of carpet backing materials throughout the North American Continent. Mr. Godfrey had numerous patents filed and assigned to Amoco during his tenure with the company. Mr. Godfrey is a graduate of Georgia Tech with a degree in mechanical engineering and a MBA from Valdosta State College. He has been recognized as a distinguished Engineer from Georgia Institute of Technology. He is a Registered Professional Engineer in the State of Georgia, a National Council of Engineering Examiner, and was awarded the "Outstanding Man in the Industry Award" by the Jeff Davis Chamber of Commerce in 1983. He has served on the Board of Directors for the Carpet & Rug Institute and the Floor Covering Marketing and Manufacturing Association.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE TWO NOMINEES TO SERVE AS CLASS II DIRECTORS.

         The following sets forth the names and ages of each current director of the company, their respective principal occupations or employment during the past five years and the period during which each has served as a director of the
Company:


CLASS I:  DIRECTORS FOR TERM EXPIRING AT 1999 ANNUAL MEETING:

         J. Darwin Poe         53          President, Chief Executive       1995
                                           Officer and Director

         Gary L. Coulter       52          Director                         1996

         J. Darwin Poe came to Tapistron in July 1995 and became President of the Company in February 1996. Mr. Poe has served on Tapistron's Board of Directors since July 1995. His entire professional career has been in the U.S. textile industry. From 1993 to 1995, he served as Technical Director of Prince Street Technologies, a carpet manufacturer, and from 1985 to 1993, he was an Account Executive at Amoco Fabrics and Fibers Company. Mr. Poe also served as COO of Desoto Falls, Inc. of Dalton, Georgia, a carpet yarn manufacturer, and has held various management positions with other leaders such as the Bibb Company and West Point Pepperell. Mr. Poe is a graduate of Auburn University with a degree in Textile Engineering and an MBA from Brenau University in Gainesville, Georgia.

         Gary L. Coulter has been a Director since April 1996. He presently serves as Corporate Secretary. He is also Chairman of the Board and CEO of Spintek Gaming Technologies, Inc., a publicly-held reporting company engaged in the gaming technology business, and a partner of Coulter & Davenport, a law firm. Mr. Coulter's experience includes: President, COO and Director of Private Biological Corporation, a developer of biological products and treatments for cancer, from 1994 to 1996; CEO of Omega International, Inc., developer of natural products for the treatment of AIDS, from 1992 to 1994; and President, COO and Director of Woodruff Investment Co., a developer, manager and financier of real estate investments, from 1986 to 1996. Mr. Coulter received his undergraduate degree from Emory University, his JD degree from the University of Georgia School of Law, and his L.L.M. in Taxation from New York University School of Law.

CLASS III:  DIRECTORS FOR TERM EXPIRING AT 2000 ANNUAL MEETING:

         Reg Burnett                    64         Director                1998

         Rodney C. Hardeman, Jr.        52         Executive V.P,          1998
                                                   Director

         Reg Burnett, founder of RBI International Carpet Consultants, which was originated in 1967, continues to operate as the President and Senior Consultant. Mr. Burnett has been a Director of the Company since January 1998 and currently serves as Chairman of the Board. He was educated at Bradford Textile College, now a division of Leeds University. He is recognized throughout the world as one of the most knowledgeable individuals in the carpet industry. Mr. Burnett has lectured on all aspects of carpet fibers, carpet yarn spinning, and the carpet industry in general at North Carolina State University; Kidder Minster College, England; Intercarpet in Austria; TIFCON in Blackpool, England; The Japanese Carpet Institute; The Australian Carpet Institute; in China and at many other carpet conventions and technical conferences throughout the world. Mr. Burnett has also served on the board of directors for two banks.

         Rodney C. Hardeman, Jr. has served as a Director since January 1998, and currently serves as Executive Vice President for the Company. From 1982 to present, Mr. Hardeman has been the President of Roga International - Division of EX-IM Marketing International, Inc., an international marketing concern. He received his degree in Business from Shorter College, Rome, Georgia. Since 1991, he has served as a member of the Board for Shorter College and is also a board member for Admiral Travel, Inc., Atlanta, Georgia. Since 1994, he has served as a partner in a Chattanooga firm, Manner Technologies, L.L.C. and Vice President of Redux and Again, Inc., Rome, Georgia. Mr. Hardeman specializes in International Sales and Marketing.

OTHER OFFICERS:

         Floyd S. Koegler, Jr. has served as a Vice-President and CFO of Tapistron since September 1996. He is a Certified Public Accountant with an MBA from Brenau University in Gainesville, Georgia. He has an extensive background in corporate finance, which includes auditing and financial information analysis for Aladdin Mils, a carpet manufacturer, from 1994 until joining Tapistron. From 1990 to 1994, Mr. Koegler held controller positions at a Crown America/Texture-Tex, Inc., a carpet yarn manufacturer, and Citizens Federal Savings and Loan. In addition, he served as CFO of the fiber spinning operations of Integrated Products, Inc. in Rome, Georgia, and he was a cost analyst for dyes and chemicals for American Emulsions and Coronet Industries.

         There are no arrangements or understandings known to the Company between any of the Directors or executive officers of the Company and any other person, pursuant to which any of such persons was or is to be selected as Director or an executive officer. There are no family relationships between any Director or executive officer of the Company. Directors hold office until the expiration of their respective terms or until their successors are elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

                   Information Regarding Meetings of Directors

         During the fiscal year ended July 31, 1998, the Company's Board of Directors held ten meetings. No director attended less than 75% of the meetings held during fiscal 1998. Currently, the Directors receive no cash compensation for serving on the Board. However, it is proposed that each director receive $100.00 per meeting to defray personal expenses. (See Proposal III).

         The Board of Directors has two committees, a Compensation Committee and an Audit Committee. Messrs.: Burnett, Coulter and Hardeman served as members of the Compensation Committee during 1998. The Compensation Committee is responsible for developing and communicating recommendations to the Board of Directors with respect to the Company's executive compensation policies, and determines, pursuant to the authority delegated by the Board of Directors, the compensation (including stock options) to be paid to the chief executive officer and each of the other executive officers of the Company. The Compensation Committee held one meeting during fiscal 1998. The Audit Committee consisted of Messrs. Coulter and Hardeman. The Audit Committee engages independent auditors and reviews audit fees, supervises matters relating to audit functions, reviews audit results with the auditors, and reviews the scope and results of the Company's internal auditing procedures and the adequacy of the internal controls. The Audit Committee did not meet during fiscal 1998.

                             Executive Compensation


         The following table shows the aggregate cash compensation paid during the fiscal year ended July 31, 1998, 1997, and 1996 to the Company's Chief Executive Officer and Chief Financial Officer. No other executive officers of the Company received cash compensation in excess of $100,000 in fiscal 1998:

                                        Summary Compensation Table
                                        --------------------------
                                                                                        Long Term
                                          Annual Compensation                           Compensation
                                   ---------------------------------------------        ------------          Potential
                      Fiscal                                     Other Annual       Securities Underlying     Realizable
Name & Position        Year        Salary ($)    Bonus ($)       Compensation($)        Options/SAR (#)         Value
---------------       ------       ----------    ---------       ---------------    ----------------------    ----------
J. Darwin Poe          1998         $196,004         -0-               -0-                     -0-              -0-
President and Chief    1997          101,238         -0-               -0-                     -0-              -0-
Executive Officer      1996           58,077         -0-               -0-                     -0-              -0-


Floyd S. Koegler, Jr.  1998         $131,000         -0-               -0-                     -0-              -0-
Chief Financial        1997           85,000         -0-               -0-                     -0-              -0-
Officer                1996                0         -0-               -0-                     -0-              -0-

                      Report of the Compensation Committee

         The Board's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and enable the Company to attract and retain qualified executives. Target levels of overall executive compensation are intended to be consistent with those of others in the Company's industry, but are increasingly being weighed toward corporate performance in accordance with the Company's long-term strategic plan.

         The Company's executive officer compensation program is comprised of base salary, cash incentive bonus compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical plans generally available to all employees of the Company.

         Base Salary. Base salary levels for the Company's executive officers together with option grants and benefits are intended to be competitively set relative to companies of comparable size and stage of development within the high-technology industries in the Company's geographic area and industry. In determining base salaries the Board also takes into account individual experience and performance as well as specific issues relating to the Company.

         Incentive Bonus Compensation. The Board of Directors may periodically award bonuses to executives in order to provide a direct financial incentive, in the form of a cash bonus, to executives to achieve individual and Company objectives. The amount of the bonus is determined based upon the Board's evaluation of each executive's performance. No cash bonuses were awarded during the year ended July 31, 1998.

Performance Graph

         The following graph compares the percentage change in the Company's cumulative total shareholder return with returns based on the NASDAQ Stock Market (U.S. companies) Index and a peer group index, consisting of companies reporting under the Standard Industrial Classification Code 355 (Special Industry Machinery, Except Metalworking Machinery).


                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                         TAPISTRON INTERNATIONAL, INC.

Prepared by the Center for Research in Security Prices
Produced on 11/05/98 including data to 07/31/98

                                [GRAPH OMITTED]



                                          LEGEND

Symbol    CRSP Total Returns Index for:               07/30/93     07/29/94      07/31/95      07/31/96       07/31/97      07/31/98
------    ----------------------------                --------     --------      --------      --------       --------      --------
______   TAPISTRON INTERNATIONAL, INC.                 100.0            39.3        19.6         2.7             4.5           4.4
 ..__..   Nasdaq Stock Market (US Companies)            100.0           102.9       144.5       157.4           232.3         274.2
------   Nasdaq Stocks (SIC 3550-3559 US Companies)    100.0           129.7       303.2       157.9           430.4         278.1
         Special Industry Machinery, Except
         Metalworking Machinery


Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceeding trading day is used.
D. The index level for all series was set to $100.0 on 07/30/93
E. Data for TAPISTRON INTERNATIONAL, INC. from 08/30/96 to 07/31/98 was provided by the client.

                 Certain Relationships and Related Transactions

         All transactions involving related parties must be approved by a majority of the disinterested members of the Company's Board of Directors. The Company has, and expects to have, transactions in the ordinary course of its business with Directors and Executive Officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such Directors or Executive officers have a controlling interest, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. During the year ended July 31, 1998, there was no material or significant related party transactions.


                                   PROPOSAL 2.

             Ratification of Selection of 1999 Independent Auditors


         The Board of Directors has selected the Company's independent auditors for the year 1999, subject to approval by the shareholders not later than the date of the 1998 Annual Meeting. Dudley, Hopton-Jones, Sims & Freeman, PLLP, served as independent auditors of the Company for the year ended July 31, 1998. Representatives of the firm will be present at the 1998 Annual Meeting, have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting is required to ratify the selection of the Company's independent auditors for the year 1999.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" RATIFICATION OF THE SELECTION OF THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR 1999.


                                   PROPOSAL 3.

                                 Directors' Fees

         Directors currently do not receive cash compensation for serving on the Board. However, the Board has elected to pay Directors $100 each for each board meeting attended to defray personal expenses, subject to shareholders approval. This compensation will reimburse for out of pocket expenses incurred in attending Board meetings.

   THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVAL OF DIRECTORS' FEES.

            Compliance with Section 16(a) of the Exchange Act of 1934


         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5). To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year ended July 31, 1998, the Reporting Persons have complied with all applicable Section 16(a) filing requirements, with the following noted exception, designating the Form with respect to which there was noncompliance:

       Name            Position                      Exceptions
       ----            --------                      ----------

       Kim Amos        Vice President, Director      One  Form  4  filed late


                 Shareholders' Proposals for 1999 Annual Meeting

         Shareholders' proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company no later than September 1, 1999 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                  Other Matters

         The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

         Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the 1998 Annual Meeting, the Company, without charge, will provide a complete copy of its Annual Report on Form 10-K for the year ended July 31, 1998, as filed with the Securities and Exchange Commission. Requests should be directed to Floyd S. Koegler, Jr., CFO, Tapistron International, Inc., 6203 Alabama Highway, P.O. Box 1067, Ringgold, Georgia 30736, which is the address of the Company's principal executive offices.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/Reg Burnett
                                           Chairman of the Board

Ringgold, Georgia
December 7, 1998

                                  ANNUAL REPORT

                          TAPISTRON INTERNATIONAL, INC.
                                  P.O. BOX 1067
                              6203 Alabama Highway
                          Ringgold, Georgia 30736-1067
                        (706) 965-9300 Fax (706) 965-9310


         The annual report of the Company to the Securities and Exchange Commission on Form 10-K is being distributed to the shareholders as the annual report of the Company to accompany the Company's proxy statement for the annual shareholders meeting.

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 7, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          TAPISTRON INTERNATIONAL, INC.
         6203 Alabama Highway o P.O. Box 1067 o Ringgold, Georgia 30736

         The undersigned shareholder hereby appoints J. Darwin Poe and Gary L. Coulter, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tapistron International, Inc., held of record by the undersigned on November 18, 1998, at the Annual Meeting of Shareholders to be held January 7, 1999, or any adjournment thereof.

         The Board of Directors recommends a vote FOR (1), (2) and (3).

(1) ELECTION OF DIRECTORS. Nominees to serve a three-year term expiring in 2001.

     Jack F. Godfrey                                           Henry B. Christopher
[ ]  FOR JACK F. GODFREY                                 [ ]   FOR HENRY B. CHRISTOPHER
[ ]  WITHHOLD AUTHORITY to vote for Jack F. Godfrey.     [ ]   WITHHOLD AUTHORITY to vote for Henry B. Christopher

(2) DIRECTORS' FEES -- $100.00 per each director for each board meeting attended to defray personal expenses.

                [ ]  FOR         [ ]  AGAINST       [ ]  ABSTAIN

(3) RATIFY THE SELECTION OF DUDLEY, HOPTON-JONES, SIMS & FREEMAN, PLLP, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1999.

                [ ]  FOR         [ ]  AGAINST       [ ]  ABSTAIN

(4) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.


                                 Dated:____________________________, 199_____

                                 ____________________________________________
                                                 Signature
                                 ____________________________________________
                                            Signature if held jointly